UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 25, 2003

                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)

          MINNESOTA                      0-21394               41-1713474
(State of other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification Number)

            1650 WEST 82ND STREET, SUITE 1040, BLOOMINGTON, MN 55431
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 881-4105

              (Former name, former address and former fiscal year,
                         if changed since last report):

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ITEM 5.   OTHER EVENTS

     By press release on September 25, 2003 (See Exh. 99.1, attached), GelStat Corporation announced a one-for-one stock dividend, payable to shareholders of record on October 6, 2003.

ITEM 7.   EXHIBITS

   99.1   Press Release dated 9/25/03

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: _________________, 2003          GELSTAT CORPORATION

                                        By ___________________________________
                                           Stephen C. Roberts, Chief Executive
                                           Officer (Principal executive officer)
                                           and Authorized Signatory

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